Exhibit 99.2

Q1 2026 EARNINGS RESULTS May 7, 2026

Financial Profile | Strengthened Foundation & Improving Trajectory Driving Sustainable Revenue Growth Strong Gross Margin Profile Diversified Hardware & SaaS Revenue Mix Adj. EBITDA Profitability Overhauled Capital Structure Scalable Operating Model Acquiring Global FWA Business From Nokia 2

Q1 2026 RESULTS (May 07, 2026) GUIDANCE (Feb 19, 2026) $34.3m $1.8m $33.0m - $36.0m $1.0m - $2.0m TOTAL REVENUE ADJ EBITDA* 5.1% 3 - 6% Implied margin 3 Q1 2026 Financial Results | Met Guidance In the Feb 19, 2026 Q4 2025 Earnings call, the Company issued guidance for Q1 2026. On May 7, 2026, financial results for Q1 2025 were reported and met expectations on both revenue and ADJ EBITDA, as follows: *Adjusted EBITDA is a non - GAAP financial measure. See ”Non - GAAP Numbers” and related tables in the Appendix for a reconciliation to the closest GAAP measure.

Q1 2026 Financial Results | Selected Key Highlights Inseego delivered $34.3m of revenue, a year - on - year revenue growth of +$2.7m, or +8.4%, vs. Q1 2025 driven by increased FWA revenue. Q1 2026 Financial Highlights Include: • 1 YoY growth was delivered in the FWA business, at +179% YoY. Continued Strong Revenue From Services & Other of $12.3m, growing +3% YoY vs. Q1 2025. 2 • Increased non - GAAP Gross Margin of 48.9% , +139 bps higher YoY vs. Q1 2025 and +632 bps higher QoQ vs. Q4 2025, on account of continued cost discipline and a higher percentage of FWA and Software Services & Other revenue. 3 • Non - GAAP Operating Expenses (excluding D&A) as a percentage of revenue increased in Q1 2026 as a function of investments tied to carrier ramps, portfolio expansion, and broader go - to - market readiness for the second half of 2026. 4 • Delivered Adj EBITDA of $1.8m and 5.1% , continuing to have profitability while investing in the future. 5 • Cash balance of $19m at March 31 st , 2026 and a debt balance of $49m due in 2029. 4

✓ Announced signing of agreement to acquire Nokia’s Fixed Wireless Access business, which is expected to close in Q4 2026 subject to normal terms and conditions of transactions like this. Based on its current run rate of approximately $200m in annualized revenue, the acquisition is expected to double Inseego’s revenue upon closing. ✓ Under the terms of the FWA acquisition, at closing Nokia will receive approximately a 7% equity stake in Inseego in the form of common stock and warrants, representing a value of $20 million. At closing Nokia will also make an additional $10 million cash investment in Inseego in the form of common stock and warrants, to further strengthen the commercial collaboration, that will bring Nokia’s total ownership interest to approximately 11%. ✓ The acquisition of the Nokia FWA business also includes plans for joint go - to - market initiatives between the two companies in 6G and wireless edge to capture the opportunities in AI and to further advance the FWA business. The collaboration will also explore joint innovation and carrier 5G monetization opportunities, as well as consumer and enterprise growth opportunities at the wireless edge. These efforts are expected to support and drive customer continuity, future revenue growth, and technology leadership at the wireless edge. ✓ Secured a new win with a U.S. Tier - 1 carrier partner for our 4 th generation FWA device, as carriers continue to view Inseego as a key partner in scaling Fixed Wireless Access as a core enterprise connectivity solution. 5 value - tier MiFi device. ✓ Continued to consolidate the Mobile hot spot space by securing a new win with a U.S. Tier - 1 carrier partner for a ✓ Announced the appointment of Koroush Saraf as Chief Product Officer, as we continue to expand our product portfolio and drive the delivery of more integrated and scalable solutions for enterprise and service provider customers. Q1 2026 | Selected Business Highlights

39.2 42.0 35.9 19.7 28.2 33.7 36.1 22.0 12.4 12.0 12.2 12.0 12.0 12.2 12.3 12.3 ($ millions) 51.6 54.0 48.1 31.7 40.2 45.9 48.4 34.3 Q2 2024 Q3 2024 Q4 2024 Product Revenue Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Software Services & Other Revenue 6 Total Revenue | Product & SaaS Revenue Profile Q1 2026 total revenue grew +8.4% YoY on increased FWA sales and continued healthy Software Services & Other contribution. PRODUCT SOFTWARE SERVICES & OTHER

25.9 32.3 25.5 17.8 13.7 16.0 20.4 16.7 13.3 9.7 10.4 14.5 17.6 15.7 5.3 39.2 42.0 35.9 19.7 1.9 28.2 33.7 36.1 22.0 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Mobile Solutions Revenue Fixed Wireless Access Solutions Revenue 7 Product Revenue | YoY FWA & Total Product Revenue Growth While Mobile Solutions decreased vs. Q1 2025, it remained above $16m for the third consecutive quarter. FWA revenues grew significantly YoY vs. Q1 2025; both Mobile and FWA revenues were down sequentially on account of anticipated & previously communicated short - term headwinds. ($ millions) MOBILE FWA

76% 78% 75% 62% 70% 73% 75% 64% 24% 22% 25% 38% 30% 27% 25% 36% Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 2026 2025 2025 2025 2025 2024 2024 2024 Product Revenue Software Services & Other Revenue 8 Compelling Portfolio | High - Value Software Services Contribution The Company continues its successful focus on its solutions portfolio and is delivering a healthy revenue mix from high - profitability Software Services & Other offerings in addition to its Product offerings. PRODUCT SOFTWARE SERVICES & OTHER

36.5% 9 34.8% 37.4% 47.5% 41.2% 41.8% 42.5% 48.9% Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 2026 2025 2025 2025 2025 2024 2024 2024 Gross Margin | Expanding Contribution The Company has materially improved its gross margin profile through a combination of improved revenue growth and mix, favorable pricing, and overall product sourcing & operational efficiencies. GROSS MARGIN % (non - GAAP)

3.4 3.5 4.3 5% 2.8 6% 3.1 8% 3.7 11% 9% 11% 4.8 9% 4.3 13% 4.3 4.6 4.6 5.3 5.6 10% 5.1 9% 5.0 11% 5.3 13% 11% 10% 11% 16% Operating Expense Efficiency | Driving Operations at Scale Disciplined cost management has underpinned stable operating expenditures and has created a platform for economies of scale on an operating expense to revenue ratio. As communicated previously, the Company is making deliberate investments in carrier ramps, portfolio expansion, and broader go - to - market readiness in 1H 2026 to drive growth and profitability expansion in the 2H 2026. Sales & Marketing (non - GAAP) Research & Development (non - GAAP) General & Administrative (non - GAAP) Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2024 2024 2024 2025 2025 2025 2025 2026 2024 2024 2024 2025 2025 2025 2025 2026 Operating Expense / Revenue ratio NOTE: These OpEx categories do not include depreciation & amortization expense as that is reported in its own line item. 3.8 10 3.8 5.1 7% 4.0 8% 3.7 12% 9% 9% 4.0 10% 5.0 8% ($ millions) 4.2 15% Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2024 2024 2024 2025 2025 2025 2025 2026

6.7 5.4 3.7 4.7 5.8 6.0 13.2% 12.5% 11.2% 11.6% 11.8% 12.5% 12.4% 5.1% ADJ EBITDA $ 1.8 ($ millions) 6.8 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Adj EBITDA $ Q2 2025 Adj EBITDA % Q3 2025 Q4 2025 Q1 2026 Profitability | Investing in Product as Previously Communicated The Company has significantly improved and stabilized profitability since the beginning of 2024 following transformative changes. In the first half of 2026, the Company is making significant investments in product, go - to - market, and operating capabilities needed to support the larger organic opportunity ahead in order to drive growth and profitability expansion in 2H 2026. 11 ADJ EBITDA MARGIN %

Material Capital Structure Overhaul | Preferred Shares Eliminated in Jan 2026 The Company has meaningfully improved its capital structure through a series of restructurings, debt reductions and exchanges that have resulted in a material value accruing to common shareholders, highlighted as follows: • During 2024 and 2025, the Company lowered its debt position by more than $125m by paying - down debt and eliminating the convertible notes. • In January 2026, the Company eliminated its Preferred Stock (that had a $42m aggregate liquidation preference at December 31, 2025) at a discount of 38% for total consideration of $26m and that consisted of a combination of $10m in Cash (with 1/3 paid at signing, 1/3 to be paid in 6 months, and 1/3 in a year), $8m in the Company’s existing long - term Senior Secured 9% Notes, and $8m in Common Stock. • The Company's only outstanding debt is $49m (that includes the $8m noted above) in long - term Senior Secured 9% Notes which mature May 1, 2029. • In August 2025, the Company entered into a $15m (undrawn) working capital facility with BMO Bank that provides additional operating flexibility and liquidity. $ 49m Senior Secured Debt $ 19m Cash 12 - NET DEBT = ~ $28m

Q2 2026 GUIDANCE $36.5m - $43.5m $.25m - $2.0m Total Revenue Adj EBITDA 13 FULL - YEAR 2026 GUIDANCE ~$190m On the Company’s Q1 2026 Earnings Call on May 7, 2026, the Company provided the following guidance for Total Revenue and Adjusted EBITDA for Q2 and the full - year 2026: Company Guidance | Q2 and Full - Year 2026 (ISSUED: MAY 7, 2026)

Investment Highlights | Compelling Trajectory Large and growing TAM across the Mobile Broadband and Fixed Wireless Access markets Improved financial profile driving sustainable revenue growth, consistent profitability and cash flow generation Right - sized capital structure with materially reduced debt Scaling FWA and mobile deployments across all three U.S. Tier - 1 wireless carriers Unique positioning of products built to meet strict U.S. government requirements in support of the “homegrown” U.S. tech initiative 25+ year track record of wireless technology leadership and strong relationships with Tier 1 Service Providers and Fortune 500 customers Acquisition of Nokia’s FWA business, targeted to close in Q4 2026, is expected to double company revenue, bring in global customers, and initiate partnership to innovate in AI and 6G 14

APPENDIX

Reconciliations to GAAP Financials NON - GAAP NUMBERS

($ thousands) 17 GAAP Share - based compensation expense Non - recurring transaction - related costs Non - GAAP $ 34,338 - $ - $ $ 34,338 Revenues 17,560 - 181 17,741 Cost of revenues $ 16,778 $ 16,597 Gross Margin 48.9% 48.3% Gross Margin % 5,595 - 215 5,810 Operating costs and expenses: Research and development 5,105 - 517 5,622 Sales and marketing 4,346 1,200 1,391 6,937 General and administrative 1,794 - - 1,794 Depreciation and amortization $ 16,840 1,200 $ 2,123 $ $ 20,163 Total operating costs & expenses Gross Margin & OpEx | Three - Months Ended March 31, 2026 GAAP TO NON - GAAP RECONCILIATION

GAAP Income (loss) From Continuing Operations to Adjusted EBITDA 18 GAAP TO NON - GAAP RECONCILIATION March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 ($ thousands) $ (1,170) $ 507 $ 1,432 $ 469 $ (4,536) GAAP Income (loss) from continuing operations 1,601 1,654 1,850 2,335 2,304 Share - based compensation expense 384 - - - - Impairment of capitalized software - - (443) - - Gain on early lease termination 316 - - - - Purchased intangibles amortization - - - - 1,200 Non - recurring transaction - related costs 1,131 2,161 2,839 2,804 (1,032) Non - GAAP net income (loss) 1,782 1,792 2,189 2,368 1,813 Depreciation and amortization 1,026 933 885 927 1,061 Interest expense (303) (182) (126) (126) (125) Other (income) expense, net 23 22 (36) 35 34 Income tax provision (benefit) $ 3,659 $ 4,726 $ 5,751 $ 6,008 $ 1,751 Adjusted EBITDA Three Months Ended

Safe Harbor Statement The following presentation contains statements about expected future events, including Inseego’s planned acquisition (the “Proposed Transaction”) of Nokia’s global FWA business (the “FWA Business”), that are forward - looking and subject to risks and uncertainties. For these statements, we claim the safe harbor for “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements are typically identified by words or phrases such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” and other words or terms that do not relate solely to historical matters. These forward - looking statements include, but are not limited to, statements regarding Inseego’s expected operational and financial performance and the anticipated timing and benefits of the Proposed Transaction. For a discussion of factors that could cause actual results to differ materially from expectations, including risks and uncertainties related to the Proposed Transaction, such as the possibility that closing conditions may not be satisfied, the transaction may not close on the anticipated timeline or at all, anticipated synergies from the Proposed Transaction may not be realized when expected, or at all, and integration may be more difficult, costly or time - consuming than anticipated, please refer to the risk factors described in our filings with the SEC, including filings related to the Proposed Transaction. Any forward - looking statement speaks only as of the date on which it is made, and Inseego expressly disclaims any obligation to update or revise its forward - looking statements to reflect information, events or circumstances that arise after the date of this presentation, except as may be required by applicable law. Non - GAAP Financial Measures Non - GAAP gross margins and operating expenses exclude restructuring charges, share based compensation expenses, debt restructuring charges, impairments of capitalized software charges, acquisition - related intangible asset amortization, non - recurring transaction related costs, and other certain non - recurring gains and losses. This presentation contains references to certain non - GAAP financial measures and should be viewed in conjunction with our press releases and supplementary information on our website ( www.inseego.com/investors ) which present a complete reconciliation of GAAP and Non - GAAP results. Market Data and Statistics This presentation includes statistical and other industry and market data that Inseego obtained from industry publications and research, surveys, studies, and other similar third - party sources, as well as Inseego’s estimates based on such data and on Inseego’s internal sources . Such data and estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates . Inseego believes that the information from these third - party sources is reliable ; however, Inseego has not independently verified them, makes no representation as to their accuracy or completeness, and does not undertake to update the data from such sources after the date of this presentation . Trademarks This presentation contains trademarks, service marks, trade names, and copyrights of Inseego, Nokia, and third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names, or copyrights in this presentation is not intended to, and does not imply, a relationship with Inseego or Nokia, or an endorsement or sponsorship by or of Inseego or Nokia . 19 Disclaimers

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